Exhibit 21.1

Entity Name	Jurisdiction of Incorporation or Formation
131 East Redwood (Landlord) L.L.C.	Maryland

131 East Redwood (Tenant), L.L.C.	Maryland

Brookhollow Beverage Corporation	Texas

Evanston Hotel Associates, L.L.C.	Delaware

Evanston Lessee, L.L.C.	Delaware

IA Gainesville TRS L.L.C.	Delaware

IA Kessler Charleston Meeting TRS, L.L.C.	Delaware

IA Kessler Charleston Meeting, L.L.C.	Delaware

IA Kessler Mountain Brook TRS, L.L.C.	Delaware

IA Kessler Mountain Brook, L.L.C.	Delaware

IA Lodging Alexandria King TRS, L.L.C.	Delaware

IA Lodging Alexandria King, L.L.C.	Delaware

IA Lodging Atlanta Waverly L.L.C.	Delaware

IA Lodging Atlanta Waverly TRS, L.L.C.	Delaware

IA Lodging Austin Arboretum GP, L.L.C.	Delaware

IA Lodging Austin Arboretum LP	Illinois

IA Lodging Austin Arboretum LP, LLC	Delaware

IA Lodging Austin Arboretum TRS GP, L.L.C.	Delaware

IA Lodging Austin Arboretum TRS LP	Illinois

IA Lodging Austin Arboretum TRS LP, LLC	Delaware

IA Lodging Burlingame L.L.C.	Delaware

IA Lodging Burlingame TRS L.L.C.	Delaware

IA Lodging Celebration L.L.C.	Delaware

IA Lodging Celebration TRS L.L.C.	Delaware

IA Lodging Charleston Lee L.L.C.	Delaware

IA Lodging Charleston Lee TRS L.L.C.	Delaware

IA Lodging Chicago Wabash TRS, L.L.C.	Delaware

IA Lodging Chicago Wabash, L.L.C.	Delaware

IA Lodging Dallas Akard Beverage Corporation	Texas

IA Lodging Dallas Akard GP, L.L.C.	Delaware

IA Lodging Dallas Akard LP	Illinois

IA Lodging Dallas Akard LP, L.L.C.	Delaware

IA Lodging Dallas Akard TRS GP, L.L.C.	Delaware

IA Lodging Dallas Akard TRS LP	Illinois

IA Lodging Dallas Akard TRS LP, L.L.C.	Delaware

IA Lodging Dallas Pearl GP, L.L.C.	Delaware

IA Lodging Dallas Pearl LP	Illinois

IA Lodging Dallas Pearl LP, L.L.C.	Delaware

IA Lodging Dallas Pearl TRS Member, L.L.C.	Delaware

IA Lodging Dallas Pearl TRS, L.L.C.	Delaware

IA Lodging Denver Champa TRS, L.L.C.	Delaware

IA Lodging Denver Champa, L.L.C.	Delaware

IA Lodging Denver City Center TRS, L.L.C.	Delaware

IA Lodging Denver City Center, L.L.C.	Delaware

IA Lodging Gainesville L.L.C.	Delaware

IA Lodging Garden Grove Harbor L.L.C.	Delaware

IA Lodging Garden Grove Harbor TRS L.L.C.	Delaware

IA Lodging Houston Galleria GP, L.L.C.	Delaware

IA Lodging Houston Galleria LP, L.L.C.	Delaware

IA Lodging Houston Galleria TRS GP, L.L.C.	Delaware

IA Lodging Houston Galleria TRS LP, L.L.C.	Delaware

IA Lodging Houston Galleria TRS, L.P.	Illinois

IA Lodging Houston Galleria, L.P.	Illinois

IA Lodging Houston Oaks GP, L.L.C.	Delaware

IA Lodging Houston Oaks LP, L.L.C.	Delaware

IA Lodging Houston Oaks TRS GP, L.L.C.	Delaware

IA Lodging Houston Oaks TRS LP, L.L.C.	Delaware

IA Lodging Houston Oaks TRS, L.P.	Illinois

IA Lodging Houston Oaks, L.P.	Illinois

IA Lodging Key West TRS, L.L.C.	Delaware

IA Lodging Key West, L.L.C.	Delaware

IA Lodging Lexington Newtown L.L.C.	Delaware

IA Lodging Lexington Newtown TRS L.L.C.	Delaware

IA Lodging Napa First TRS, L.L.C.	Delaware

IA Lodging Napa First, L.L.C.	Delaware

IA Lodging Napa Solano L.L.C.	Delaware

IA Lodging Napa Solano TRS L.L.C.	Delaware

IA Lodging New Orleans TRS, L.L.C.	Delaware

IA Lodging New Orleans, L.L.C.	Delaware

IA Lodging Orlando Downtown L.L.C.	Delaware

IA Lodging Orlando Downtown TRS L.L.C.	Delaware

IA Lodging Pittsburgh Penn DST	Delaware

IA Lodging Pittsburgh Penn TRS DST	Delaware

IA Lodging Salt Lake City TRS, L.L.C.	Delaware

IA Lodging Salt Lake City, L.L.C.	Delaware

IA Lodging San Diego TRS, L.L.C.	Delaware

IA Lodging San Diego, L.L.C.	Delaware

IA Lodging Santa Clara TRS, L.L.C.	Delaware

IA Lodging Santa Clara, L.L.C.	Delaware

IA Lodging Savannah Barnard TRS, L.L.C.	Delaware

IA Lodging Savannah Barnard, L.L.C.	Delaware

IA Lodging Savannah L.L.C.	Delaware

IA Lodging Savannah TRS L.L.C.	Delaware

IA Lodging St. Louis TRS, L.L.C.	Delaware

IA Lodging St. Louis, L.L.C.	Delaware

IA Lodging Waikiki Beach TRS, L.L.C.	Delaware

IA Lodging Waikiki Beach, L.L.C.	Delaware

IA Lodging West Des Moines TRS, L.L.C.	Delaware

IA Lodging West Des Moines, L.L.C.	Delaware

IA Lodging Woodlands GP, L.L.C.	Delaware

IA Lodging Woodlands LP	Illinois

IA Lodging Woodlands LP, L.L.C.	Delaware

IA Lodging Woodlands TRS GP, L.L.C.	Delaware

IA Lodging Woodlands TRS LP	Illinois

IA Lodging Woodlands TRS LP, L.L.C.	Delaware

IA Urban Baltimore Hotel Associates I, L.L.C.	Delaware

IA Urban Hotels Atlanta Century TRS, L.L.C.	Delaware

IA Urban Hotels Atlanta Century, L.L.C.	Delaware

IA Urban Hotels Baltimore TRS, L.L.C.	Delaware

IA Urban Hotels Baltimore, L.L.C.	Delaware

IA Urban Hotels Birmingham TRS, L.L.C.	Delaware

IA Urban Hotels Birmingham, L.L.C.	Delaware

IA Urban Hotels Cambridge TRS, L.L.C.	Delaware

IA Urban Hotels Cambridge, L.L.C.	Delaware

IA Urban Hotels Chicago TRS, L.L.C.	Delaware

IA Urban Hotels Chicago, L.L.C.	Delaware

IA Urban Hotels Denver TRS, L.L.C.	Delaware

IA Urban Hotels Denver, L.L.C.	Delaware

IA Urban Hotels Fort Worth GP, L.L.C.	Delaware

IA Urban Hotels Fort Worth Limited Partnership	Delaware

IA Urban Hotels Fort Worth LP, L.L.C.	Delaware

IA Urban Hotels Fort Worth TRS GP, L.L.C.	Delaware

IA Urban Hotels Fort Worth TRS Limited Partnership	Delaware

IA Urban Hotels Fort Worth TRS LP, L.L.C.	Delaware

IA Urban Hotels Houston GP, L.L.C.	Delaware

IA Urban Hotels Houston Limited Partnership	Delaware

IA Urban Hotels Houston LP, L.L.C.	Delaware

IA Urban Hotels Houston TRS GP, L.L.C.	Delaware

IA Urban Hotels Houston TRS Limited Partnership	Delaware

IA Urban Hotels Houston TRS LP, L.L.C.	Delaware

IA Urban Hotels Hunt Valley TRS, L.L.C.	Delaware

IA Urban Hotels Hunt Valley, L.L.C.	Delaware

IA Urban Hotels Phoenix TRS, L.L.C.	Delaware

IA Urban Hotels Phoenix, L.L.C.	Delaware

IA Urban Hotels Washington DC Franklin TRS, L.L.C.	Delaware

IA Urban Hotels Washington DC Franklin, L.L.C.	Delaware

IA Urban Hotels Washington DC Terrace TRS, L.L.C.	Delaware

IA Urban Hotels Washington DC Terrace, L.L.C.	Delaware

IA Winston Hotels Chelsea TRS, L.L.C.	Delaware

IA Winston Hotels Kansas City TRS, L.L.C.	Delaware

IA Winston Hotels Kansas City, L.L.C.	Delaware

XHR Acquisitions, L.L.C.	Delaware

XHR Bottling Court, LLC	Delaware

XHR GP, Inc.	Delaware

XHR Holding, Inc.	Delaware

XHR LP	Delaware

XHR Management, L.L.C.	Delaware

XHR Payment Manager, L.L.C.	Delaware